Exhibit 99.1

AMERICAN CAMPUS COMMUNITIES, INC.
2010 INCENTIVE AWARD PLAN

Section 1.  Purpose.

The Plan is intended as an incentive to improve the performance, encourage the continued employment and increase the proprietary interest of certain directors and employees of the Company or its Affiliates, participating in the Plan.  The Plan is designed to grant such directors and employees the opportunity to share in the Company’s long-term success through stock ownership and to afford them the opportunity for additional compensation related to the value of Stock of the Company.  It is intended that certain options granted under this Plan may qualify as “incentive stock options” under Section 422 of the Code.

Section 2.  Definitions.

(a)  “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)  “Annual Director Amount” means an amount determined by the Committee from time to time.

(c)  “Award” means any right granted under the Plan, including any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, Restricted Stock Unit, PIU or other Stock-based award.

(d)  “Board” means the Board of Directors of the Company.

(e)  “Business Combination” means any (i) sale of all or substantially all of the assets of the Company on a consolidated basis to one or more unrelated persons or entities, or (ii) sale or other transfer of all or substantially all of the Stock to one or more unrelated persons or entities (including by way of a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity).

(f)  “Cause” means, in the absence of any employment agreement between a Participant and the Company or its Affiliates otherwise defining Cause, (i) incompetence, fraud, personal dishonesty, embezzlement or acts of gross negligence or gross misconduct on the part of Participant in the course of his or her employment or services; (ii) a Participant’s engagement in conduct that is materially injurious to the Company or an Affiliate; (iii) a Participant’s conviction by a court of competent jurisdiction of, or pleading “guilty” or “no contest” to, (x) a felony, or (y) any other criminal charge (other than minor traffic violations) involving dishonesty or which could reasonably be expected to have a material adverse impact on the Company’s or an Affiliate’s reputation or business; (iv) public or consistent drunkenness by a Participant or his or her illegal use of narcotics (or other restricted substances) which is, or could reasonably be expected to become, materially injurious to the reputation or business of the Company or an Affiliate or which impairs, or could reasonably be expected to impair, the performance of a Participant’s duties to the Company or an Affiliate; or (v) willful failure by a Participant to follow the lawful directions of a superior officer or the Board.  In the event there is an employment or consulting agreement between a Participant and the Company defining Cause, “Cause” shall have the meaning provided in such agreement.

(g)  “Change in Control” means:

(i)  The acquisition by a person, or persons acting as a group (other than the Company or any employee benefit plan of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of securities which, together with beneficial ownership held by such person or group, represents more than 50% of the voting securities of the Company entitled to vote generally in the election of directors, determined on a fully-diluted basis (“Company Voting Securities”); provided, however, that such acquisition shall not constitute a Change in Control hereunder if a majority of the holders of the Company Voting Securities immediately prior to such acquisition retain directly or through ownership of one or more holding companies, immediately following such acquisition, a majority of the voting securities entitled to vote generally in the election of directors of the successor entity;

(ii)  The date a majority of members of the Board of is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of such appointment or election ; or

(iii)  Consummation of a Business Combination if, following any such Business Combination, any one person, or more than one person acting as a group, (A) acquires ownership of Stock that, together with Stock previously held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the Stock, or (B) acquires assets from the Company that have a total gross fair market value equal to or greater than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition.

It is the intent of the Company that, in the event of any ambiguity, the foregoing definition be interpreted in a manner that is consistent with the definition of “Change in Ownership or Effective Control” under the regulations promulgated under Section 409A of the Code.

(h)  “Code” means the Internal Revenue Code of 1986, as amended.

(i)  “Committee” means the Board or such other committee of at least two persons as the Board may appoint to administer the Plan; provided, however, that each member of the Committee shall, if practicable, be a “nonemployee director” within the meaning of the rules promulgated under Section 16(b) of the Exchange Act and an “outside director” within the meaning of U.S. Treas. Regs. §1.162-27(e)(3).

(j)  “Company” means American Campus Communities, Inc., a Maryland corporation.

(k)  “Consultant” means any consultant or advisor to the Board, the Company or its Affiliates.

(l)        “Director” means any non-employee director of the Board or any non-employee director of a board of directors of an Affiliate.

(m)  “Disability” means, in the absence of any employment agreement between a Participant and the Company or its Affiliates otherwise defining Disability, any physical disability or infirmity that prevents the performance of a Participant’s duties for a period of (i) six consecutive months or (ii) an aggregate of 12 months in any 24 consecutive month period, as determined by the Committee in its good faith and sole discretion.  In the event there is an employment or consulting agreement between a Participant and the Company defining Disability, “Disability” shall have the meaning provided in such agreement.

(n)  “Disqualifying Disposition” means any disposition (including any sale) of Stock acquired by exercise of an Incentive Stock Option made within the period which is (a) two years after the date the Participant was granted the Incentive Stock Option or (b) one year after the date the Participant acquired Stock by exercising the Incentive Stock Option.

(o)  “Dividend Equivalents” shall have the meaning set forth in Section 8(b) hereof.

(p)  “Eligible Persons” means any Employee, Director or Consultant.

(q)  “Employee” means any person employed by the Company or an Affiliate.

(r)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)  “Expiration Date” means the date upon which the term of an Option, as determined under Section 6(a)(i) hereof, expires.

(t)  “Fair Market Value” means (i) if the Stock is listed on a national securities exchange, the average between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported, or (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date then on the last preceding date on which such a sale was reported.  If the Stock is not quoted on NASDAQ-NMS or listed on an exchange, or representative quotes are not otherwise available, the amount determined by the Board in good faith to be the fair market value per share of Stock, on a fully diluted basis, in accordance with Section 409A of the Code.  The Board’s determination of Fair Market Value (or the determination of the Committee if so delegated by the Board) shall be conclusive and binding on all persons.

(u)  “Good Reason” means, in the absence of any employment agreement between a Participant and the Company or its Affiliates otherwise defining Good Reason, without the Participant’s consent, (i) a decrease in the total amount of the Participant’s base salary below the level in effect on the date of consummation of the Change of Control, (ii) any material diminution or change in the nature or scope of the Participant’s functions, duties, position, responsibilities, or reporting relationships, or (iii) the relocation of the Participant’s principal office location more than 50 miles from its current location  In the event there is an employment or consulting agreement between a Participant and the Company defining Cause, “Good Reason” shall have the meaning provided in such agreement.

(v)  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w)  “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(x)  “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

(y)  “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

(z)  “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(aa)  “Profits Interest Units” or “PIUs” shall have the meaning set forth in the limited partnership agreement, as amended, of American Campus Communities Operating Partnership LP.

(bb)  “Plan” means the American Campus Communities, Inc. 2010 Incentive Award Plan.

(cc)  “Restricted Stock” means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 7 hereof.

(dd)  “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock grant.

(ee)  “Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock on the Settlement Date.

(ff)  “Restricted Stock Unit Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock Unit grant.

(gg)  “Retirement” means a Termination of Service other than for Cause, Disability or death, following the date on which the sum of the following equals or exceeds 70 years:  (i) the number of full years of the Participant’s employment and other business relationships with the Company and any predecessor of the Company and (ii) the Participant’s age on the date of termination; provided that (x) the Participant’s employment by (or other business relationships with) the Company and any predecessor of the Company have continued for a period of at least 120 contiguous full months at the time of termination and, on the date of termination, the Participant is at least 50 years old; (y) in the case of termination of employment, the employee gives at least six months’ prior written notice to the Company of his or her intention to retire; and (z) in the case of termination of employment, the employee enters into a Noncompete Agreement (as defined below) and a general release of all claims in a form that is reasonably satisfactory to the Company.

As used in the foregoing sentence, “Noncompete Agreement” shall mean a written agreement between the employee and the Company providing that, for a period of at least 12 months following the employee’s termination of employment with the Company (the “Restricted Period”), (a) in any jurisdiction in which the Company is engaged in business during the Restricted Period, the employee shall not, directly or indirectly (i) engage in Competitive Activities (as defined below), whether individually or as principal, partner, officer, director, consultant, employee, stockholder or manager of any person, partnership, corporation, limited liability company or any other entity, or (ii) own interests in student housing properties that are competitive, directly or indirectly, with any business carried on by the Company, its successors, or its Affiliates (provided that this shall not preclude the employee from engaging in Competitive Activities for or on behalf of a non-profit entity or governmental subsidiary, agency, authority or similar entity in a single jurisdiction), provided that, notwithstanding the foregoing, the employee may, directly or indirectly, own, solely as an investment, securities of any entity engaged in Competitive Activities which are publicly traded on a national or regional stock exchange or on the over-the-counter market; provided that the employee is not a controlling person of, or member of a group which controls, such entity and does not, directly or indirectly, own 2% or more of any class of securities of any such entity; and (b) the employee shall not, directly or indirectly, for his or her own account or for the account of any other individual or entity, nor shall he or she assist any person or entity to (1) encourage, solicit or induce, or in any manner attempt to solicit or induce, any person employed by, as agent of, or a service provider to, the Company to terminate such person’s employment, agency or service, as the case may be, with the Company, or (2) divert, or attempt to divert, any person, concern, or entity from doing business with the Company or any of its Affiliates, or attempt to induce any such person, concern or entity to cease being a customer or supplier of the Company.  “Competitive Activities,” for purposes of this section, shall mean any business activities involving the development, acquisition or management of facilities whose primary function and purpose is student housing and/or the provision of third party student housing services to providers of student housing.  In the event there is an employment or consulting agreement between a Participant and the Company defining a Noncompete Agreement, “Noncompete Agreement” shall have the meaning provided in such agreement and Competitive Activities shall have the meaning provided in such Noncompete Agreement.

(hh)  “Securities Act” means the Securities Act of 1933, as amended.

(ii)        “Settlement Date” shall have the meaning set forth in Section 8(d) hereof.

(jj)        “Stock” means the common stock of the Company, par value $.01 per share.

(kk)  “Termination of Service” means, (i) with respect to an Employee, the termination of employment with the Company or its Affiliates, (ii) with respect to a Director, the termination of service as member of the Board, or (iii) with respect to a Consultant, the termination of service to the Board, the Company or its Affiliates.  A Participant’s service shall not be deemed to have terminated because of a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service.  Furthermore, a Participant’s service with the Company and all Affiliates shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds 90 days, on the 91st day of such leave the Participant’s service shall be deemed to have terminated unless the Participant’s right to return to service is guaranteed by statute or contract or the Participant’s extended leave of absence is approved by the Committee.  The Participant’s service shall be deemed to have terminated in the event the entity for which the Participant performs service ceases to be an Affiliate (or any successor).  Subject to the foregoing, the Committee, in its discretion, shall determine whether a Participant’s service has terminated and the effective date of such termination.

Section 3.  Administration.

(a)  General.  The Plan shall be administered by the Committee.

(b)  Powers of the Committee.  Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion:

(i)  To determine from time to time which of the Eligible Persons shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Award shall be granted, the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Stock pursuant to an Award, and the number of shares of Stock with respect to which an Award shall be granted to each such person;

(ii)  To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration;

(iii)  To amend the Plan or an Award as provided in Section 19; and

(iv)  To exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c)  Delegation of Authority.  The Committee may delegate to one or more of its members, agents or to officers or managers of the Company, such administrative duties under this Section 3 as it may deem advisable.

(d)  Committee Determinations.  All determinations, interpretations and constructions made by the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

Section 4.  Stock Subject to the Plan.

(a)  Share Reserve.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be the sum of (i) 1,500,000 shares, plus (ii) a number of shares equal to the number of shares available under the Company’s 2004 Incentive Award Plan as of the Effective Date, subject to adjustment as provided in Section 11.  For purposes of this limitation, the shares of Stock underlying any Awards under the Plan or awards under the Company’s 2004 Incentive Award Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan.  Notwithstanding the foregoing, the following shares of Stock shall not be added to the shares authorized for grant under the Plan:  (1) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (2) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon exercise thereof.  Grants made in the form of PIUs will reduce the number of shares of Stock available for grant on a one-for-one basis.

(b)  Source.  The stock to be granted or optioned under the Plan shall be shares of authorized but unissued Stock or previously issued shares of Stock reacquired by the Company on the open market or by private purchase.

(c)  Reversion of Shares.  If any Award shall for any reason expire, be forfeited or otherwise terminate, in whole or in part, the shares of Stock not acquired under such Award shall revert to and again become available for issuance under the Plan.

(d)  Code Section 162(m) Limitation.  Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Stock, no Employee shall be eligible to be granted Options covering more than 750,000 shares of Stock during any calendar year.

Section 5.  Eligibility.

(a)  General.  Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.  Except in the case of Incentive Stock Options, Awards may be granted to Employees, Directors and Consultants.

(b)  Incentive Stock Option Limitation.  Incentive Stock Options may be granted only to Employees.

Section 6.  Options.

(a)  General.  Options granted hereunder shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate.  All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, unless otherwise determined by the Committee, a separate certificate or certificates will be issued for shares of Stock purchased on exercise of each type of Option.  The provisions of separate Options shall be set forth in an Option Agreement, which agreements need not be identical, and, except as otherwise provided by the Committee in the Option Agreement, each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(i)  Term.  Subject to Section 6(b) hereof in the case of Incentive Stock Options, the term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after the expiration of 10 years from the date it was granted.

(ii)  Exercise Price.  Subject to Section 6(b) hereof in the case of Incentive Stock Options, the exercise price per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value per share as of the date of grant.

(iii)  Payment for Stock.  Payment for shares of Stock acquired pursuant to Options granted hereunder shall be made in full, upon exercise of the Options (A) in immediately available funds in United States dollars, by certified or bank cashier’s check, (B) by surrender to the Company of shares of Stock which have either (1) have been held by the Participant for at least six months, or (2) were acquired from a person other than the Company, (C) by a combination of (1) and (2), or (D) by any other means approved by the Committee.

(iv)  Vesting.  Options shall vest and become exercisable in such manner and on such date or dates set forth in the Option Agreement, as may be determined by the Committee; provided, however, that notwithstanding any vesting dates contained herein or otherwise set by the Committee, the Committee may in its sole discretion accelerate the vesting of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to vesting.  Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed or rendering services to the Company or its Affiliates and all vesting shall cease upon a Participant’s termination of employment or services for any reason.  If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

(v)  Transferability of Options.  An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option.  Notwithstanding the foregoing, a Nonqualified Stock Option shall be transferable to the extent provided in the Option Agreement or otherwise determined by the Committee.

(vi)  Termination of Service.  Except as may otherwise be provided by the Committee in the Option Agreement:

(A)  If, prior to the Expiration Date, the Participant experiences a Termination of Service for any reason other than for Cause or on account of death, Disability or Retirement, (1) all vesting with respect to the Nonqualified Stock Options shall cease, (2) any unvested Nonqualified Stock Options shall expire as of the date of such termination, and (3) any vested Nonqualified Stock Options shall remain exercisable until the earlier of the Expiration Date or the date that is three months after the date of the Termination of Service. In the case of a Participant’s Termination of Service on account of death, Disability or Retirement, while entitled to exercise a Nonqualified Stock Option, the Participant or, if applicable, the Participant’s estate, personal representative or beneficiary, as the case may be, shall have the right, subject to the provisions of subparagraph (i) above, to exercise the Nonqualified Stock Option at any time within one year from the date of the Participant’s Termination of Service.

(B)  If, prior to the Expiration Date, the Participant experiences a Termination of Service for any reason other than for Cause or on account of death or Disability, (1) all vesting with respect to the Incentive Stock Options shall cease, (2) any unvested Incentive Stock Options shall expire as of the date of such termination, and (3) any vested Incentive Stock Options shall remain exercisable until the earlier of the Expiration Date or the date that is three months after the date of the Termination of Service. In the case of a Participant’s Termination of Service on account of death or Disability, while entitled to exercise an Incentive Stock Option, the Participant or, if applicable, the Participant’s estate, personal representative or beneficiary, as the case may be, shall have the right, subject to the provisions of subparagraph (i) above, to exercise the Incentive Stock Option at any time within one year from the date of the Participant’s Termination of Service.

(C)  If, prior to the Expiration Date, the Participant experiences a Termination of Service for Cause, all Options (whether or not vested) shall immediately expire as of the date of such termination.

(b)  Special Provisions Applicable to Incentive Stock Options.

(i)  Exercise Price of Incentive Stock Options.  Subject to the provisions of subsection (ii) hereof, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Stock subject to the Option on the date the Option is granted.

(ii)  10% Shareholders.  No Incentive Stock Option may be granted to an Employee who, at the time the option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such option (A) has an exercise price of at least 110% of the Fair Market Value on the date of the grant of such option; and (B) cannot be exercised more than five years after the date it is granted.

(iii)  $100,000 Limitation.  To the extent the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(iv)  Disqualifying Dispositions.  Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

Section 7.  Restricted Stock.

(a)  General.  Restricted Stock granted hereunder shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate.  The terms and conditions of each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement, which agreements need not be identical.  Subject to the restrictions set forth in Section 7(b), except as otherwise in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock.

(b)  Restrictions on Transfer.  In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, until such time that the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement, which vesting the Committee may in its sole discretion accelerate at any time, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock.  Notwithstanding anything contained herein to the contrary, the Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

(c)  Voting of Restricted Stock Awards.  After a Restricted Stock Award has been granted, but for which shares covered by such Restricted Stock Award have not yet vested, the Participant shall not be entitled to vote such shares.

(d)  Certificates.  Stock certificates for Restricted Stock shall be registered in the name of the Participant but shall be appropriately legended and returned to the Company by the Participant, together with a stock power, endorsed in blank by the Participant.  Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Restricted Stock shall be held in book entry form rather than delivered to the Participant pending the release of the applicable restrictions.

(e)  Legends.  Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in the following form until the end of the applicable restricted period with respect to such Stock:

“Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as of ___________, between American Campus Communities, Inc. and _____________.  A copy of such Agreement is on file at the offices of American Campus Communities, Inc.”

Stop transfer orders shall be entered with the Company’s transfer agent and registrar against the transfer of legended securities.

(f)  Termination of Service.  Unless otherwise determined by the Committee and reflected in the Restricted Stock Agreement:

(i)  If the Participant experiences a Termination of Service for any reason other than on account of death, Disability or Retirement, the Participant’s unvested Restricted Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Restricted Stock Awards shall become null and void.

(ii)  If the Participant experiences a Termination of Service on account of death, Disability or Retirement, the Participant’s Restricted Stock Awards shall become 100% vested.

Section 8.  Restricted Stock Units.

(a)  General.  Restricted Stock Units granted hereunder shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate.  The terms and conditions of each Restricted Stock Unit grant shall be evidenced by a Restricted Stock Unit Agreement.  No shares of Stock shall be issued at the time a Restricted Stock Unit grant is made, and the Company will not be required to set aside a fund for the payment of any such Award; provided, however, that for purposes of Section 4(a) hereof, a share of Stock shall be deemed awarded at the time of grant.

(b)  Dividend Equivalents.  Recipients of Restricted Stock Units may, in the sole discretion of the Committee, be entitled to an amount equal to the cash dividends paid by the Company upon one share of Stock for each Restricted Stock Unit then credited to such recipient’s account (“Dividend Equivalents”).  To the extent a Participant receiving Restricted Stock Units is entitled to Dividend Equivalents, the Committee shall, in its sole discretion, determine whether to credit to the account of, or to currently pay to, such Participant the Dividend Equivalents.  This determination shall be made by the Committee as of the date of grant and irrevocably reflected within the terms of the applicable Restricted Stock Unit Agreement in a manner that is consistent with the requirements of Section 409A of the Code.  In the event the Restricted Stock Unit Agreement does not specify the crediting and payment of Dividend Equivalents, any Dividend Equivalents shall be distributed to the Participant in a single cash payment within 90 days of the date on which such dividends are paid by the Company.  A Participant’s Restricted Stock Unit Agreement may provide that Dividends Equivalents shall be subject to forfeiture to the same degree as the shares of Restricted Stock Units to which they relate.  Except as otherwise determined by the Committee, no interest will accrue or be paid on Dividend Equivalents credited to a recipient’s account.  The Committee may, in its sole discretion, determine whether to cause Dividend Equivalents credited to the account of a Participant to be replaced, from time to time, by an award of additional Restricted Stock Units of equal value.  The Committee may, in its sole discretion, establish a procedure for the automatic replacement of Dividend Equivalents which have been so credited with Restricted Stock Units.  The Committee shall specify such terms and conditions as shall apply to Dividend Equivalents (if any) in the Restricted Stock Unit Agreement.

(c)  Conditions of Grant.  Restricted Stock Units awarded to any eligible individual shall be subject to (i) forfeiture until the expiration of the restricted period, to the extent provided in the Restricted Stock Unit Agreement, and to the extent such Awards are forfeited, all rights of the recipient to such Awards shall terminate without further obligation on the part of the Company, and (ii) such other terms and conditions as may be set forth in the applicable Award agreement.  Notwithstanding anything contained herein to the contrary, the Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Unit Award, such action is appropriate.

(d)  Settlement of Restricted Stock Units.  Upon a date or dates on or following the expiration of the restricted period, as may be set forth in a Participant’s Restricted Stock Unit Agreement, as shall be determined by the Committee (the “Settlement Date”), unless earlier forfeited, the Company shall settle the Restricted Stock Unit by delivering (i) a number of shares of Stock equal to the number of Restricted Stock Units then vested and not otherwise forfeited, and (ii) if applicable, a number of shares of Stock having a value equal to any unpaid Dividend Equivalents accrued with respect to the Restricted Stock Units.  The Settlement Date(s) that are applicable to a Participant’s Award shall be determined by the Committee as of the date of grant and irrevocably reflected within the terms of the applicable Restricted Stock Unit Agreement in a manner that is consistent with the requirements of Section 409A of the Code. In the event the Restricted Stock Unit Agreement does not specify the manner in which a Restricted Stock Unit Award will be settled, the certificates evidencing the shares of Stock payable under a Restricted Stock Unit will be issued within an administratively reasonable period after the date on which the Restricted Stock Unit vests so that the payment of shares qualifies for the short term deferral exception under Section 409A of the Code. The Company may, in the Committee’s sole discretion, settle a Restricted Stock Unit Award in cash in lieu of the delivery of shares of Stock or partially in cash and partially in shares of Stock.  A settlement in cash shall be based on the value of the shares of Stock otherwise to be delivered on the Settlement Date.

(e)  Creditor’s Rights.  A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company.  Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

(f)  Automatic Grants of Restricted Stock Units to Directors.

(i)  Initial Grants.  Each Director who is initially appointed or elected as such shall be automatically granted, without further action by the Board or the Committee, a number of Restricted Stock Units equal to the Annual Director Amount then in effect  divided by the Fair Market Value per share of Stock on the date of grant.

(ii)  Annual Grants.  Thereafter, during the term of the Plan and provided he or she is reelected as a Director, on the date of each of the Company’s Annual Meeting of Stockholders, each Director shall be automatically granted without further action by the Board or the Committee a number of shares of Restricted Stock equal to the Annual Director Amount divided by the Fair Market Value per share of the Stock on the date of grant.

(iii)  Terms and Conditions of Grant.  Restricted Stock Units granted to Directors pursuant to this subsection (e) shall (A) have a Settlement Date on the date of grant of such Restricted Stock Units, and (B) be entitled to Dividend Equivalents, which shall be paid upon the Settlement Date.

(g)  Termination of Service.  Unless otherwise determined by the Committee and reflected in the Restricted Stock Unit Agreement:

(i)  If the Participant experiences a Termination of Service for any reason other than on account of death, Disability or Retirement, the Participant’s unvested Restricted Stock Unit Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Restricted Stock Unit Awards shall become null and void.

(ii)  If the Participant experiences a Termination of Service on account of death, Disability or Retirement, the Participant’s Restricted Stock Unit Awards shall become 100% vested.

Section 9.  Profits Interest Units.

(a)  General.  PIUs granted hereunder shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate.  The terms and conditions of each PIU grant shall be evidenced by an Award agreement.  For purposes of Section 4(a) hereof, one share of Stock shall be deemed awarded at the time of grant for each PIU granted.

(b)  Conditions of Grant.  PIUs awarded to any eligible individual shall be subject to (i) forfeiture until the expiration of the restricted period, to the extent provided in the Award agreement, and to the extent such Awards are forfeited, all rights of the recipient to such Awards shall terminate without further obligation on the part of the Company, and (ii) such other terms and conditions as may be set forth in the applicable Award agreement.  Notwithstanding anything contained herein to the contrary, the Committee shall have the authority to remove any or all of the restrictions on the PIUs whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the PIU Award, such action is appropriate.

Section 10.  Other Stock-Based Awards.

The Committee may grant any other cash, stock or stock-related Awards to any Eligible Person under this Plan that the Committee deems appropriate, including, but not limited to, stock appreciation rights, limited stock appreciation rights, phantom stock awards and Stock bonuses, and may grant Stock or PIUs to eligible individuals in settlement of bonus awards under any bonus program or plan adopted by the Committee.  Any such Awards and any related agreements shall contain such terms and conditions as the Committee deems appropriate, which Awards and agreements need not be identical.  With respect to any benefit under which shares of Stock are or may in the future be issued for consideration other than prior services, the amount of such consideration shall not be less than the amount (such as the par value of such shares) required to be received by the Company in order to comply with applicable state law.

Section 11.  Adjustment for Recapitalization, Merger, Etc.

(a)  Capitalization Adjustments.  The aggregate number of shares of Stock which may be granted or purchased pursuant to Awards granted hereunder, the number of shares of Stock covered by each outstanding Award, the maximum number of shares of Stock with respect to which any one person may be granted Options in any calendar year, and the price per share thereof in each such Award may be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award, (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or (iii) for any other reason which the Committee, in its sole discretion, determines otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan.  Any adjustment shall be conclusively determined by the Committee.

(b)  Change in Control.  Notwithstanding the foregoing, except as may otherwise be provided in an Award agreement, upon the occurrence of a Change in Control, in lieu of providing the adjustment set forth in subsection (a) above, the Committee may, in its discretion:

(i)  cancel outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that if stockholders receive consideration other than publicly traded equity securities of the surviving entity, any determination by the Committee that the value of an Option or other Award with an exercise price or similar provision shall equal the excess, if any, of the value of the consideration being paid for each share of Stock in such transaction over the Exercise Price of such Option or other Award shall conclusively be deemed valid);

(ii)  substitute other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for shares of Stock subject to outstanding Awards;

(iii)  arrange for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Affiliate or division or by the entity that controls such Affiliate or division following the transaction (as well as any corresponding adjustments to Awards that remain outstanding based upon Company securities); and

(iv)  after giving Participants an opportunity to exercise their outstanding Options, terminate any or all unexercised Options.  Such termination shall take place as of the date of the Change in Control or such other date as the Committee may specify.

No such adjustments may, however, materially change the value of benefits available to a Participant under an outstanding Award.

(c)  Fractional Shares.  Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Award.

(d)  Code Section 409A Provisions with Respect to Adjustments.  Notwithstanding the foregoing, (i) any adjustments made pursuant to this Section 11 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code unless the Participant consents otherwise, (ii) any adjustments made to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Section 409A of the Code or comply with the requirements of Section 409A of the Code unless the Participant consents otherwise, and (iii) the Committee shall not have the authority to make any adjustments under this Section 11 to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code to be subject thereto.

Section 12.  Change in Control.

Except as otherwise determined by the Committee, in its discretion, at the time of grant and reflected in a particular Award agreement, in the event of a Change in Control, Options shall become immediately exercisable with respect to 100% of the shares subject to such Options, shares of Restricted Stock become 100% vested, Restricted Stock Units shall be settled as if the Settlement Date occurred immediately prior to such Change in Control, and all other Awards shall become fully vested and/or payable to the fullest extent of any Award or portion thereof that has not then expired and any restrictions with respect thereto shall expire.  Notwithstanding the foregoing, upon the occurrence of any of the following events with respect to an Employee within one year of a Change in Control:  (i) involuntary Termination of Service of the Employee other than for Cause or (ii) voluntarily Termination of Service of the Employee because of Good Reason, Options shall become immediately exercisable with respect to 100% of the shares subject to such Options, shares of Restricted Stock become 100% vested, Restricted Stock Units shall be settled as if the Settlement Date occurred immediately prior to such Change in Control, and all other Awards shall become fully vested and/or payable to the fullest extent of any Award or portion thereof that has not then expired and any restrictions with respect thereto shall expire. The Committee shall have full authority and discretion to interpret this Section 12 and to implement any course of action with respect to any Award so as to satisfy the intent of this provision.

Section 13.  Use of Proceeds.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

Section 14.  Rights and Privileges as a Stockholder.

Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

Section 15.  Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award.  Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate.

Section 16.  Compliance With Laws.

(a)  The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required.  Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with.  The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock issued upon exercise of Options.  If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(b)  Notwithstanding anything contained in the Plan to the contrary, no Participant will be permitted to acquire, or have any rights to acquire, shares of stock if such acquisition would be prohibited by the Stock ownership limits contained in the Company’s Charter.

Section 17.  Market Standoff Agreement.

As a condition of receiving any Award hereunder, the Participant agrees that in connection with any registration of the Stock and upon the request of the Committee or the underwriters managing any public offering of the Stock, the Participant will not sell or otherwise dispose of any Stock without prior written consent of the Committee or such underwriters, as the case may be, for a period of time (not to exceed 180 days) from the effective date of such registration as the Committee or the underwriters may specify for employee-shareholders generally.

Section 18.  Withholding Obligations.

As a condition to the exercise or vesting, as applicable, of any Award, the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the minimum amount of all Federal, state and local income and other taxes of any kind required or permitted to be withheld in connection with such vesting or exercise.  The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements and such shares shall be valued at their Fair Market Value as of the settlement date of the Award.  For purposes of this Section 18, the term “Company” shall be deemed to mean any Affiliate that may have a tax withholding obligation due to its relationship with a Participant.

Section 19.  Amendment of the Plan or Awards.

(a)  Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan; provided, however, that without further stockholder approval the Board shall not make any amendment to the Plan which would increase the maximum number of shares of Stock which may be issued pursuant to Awards under the Plan, except as contemplated by Section 11 hereof, or which would otherwise violate the shareholder approval requirements of the national securities exchange on which the Stock is listed or Nasdaq, as applicable.

(b)  No Impairment of Rights.  Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.

(c)  Amendment of Stock Awards.  The Committee, at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless the Participant consents in writing.

Section 20.  Termination or Suspension of the Plan.

The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on the day before the tenth anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier.  No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

Section 21.  Effective Date of the Plan.

The Plan is effective as of March 23, 2010, the date upon which the Board approved the Plan.

Section 22.  Miscellaneous.

(a)  No Liability of Committee Members.  No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(b)  Payments Following Accidents or Illness.  If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment.  Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(c)  Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of Texas without reference to the principles of conflicts of laws thereof.

(d)  Funding.  No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.  Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(e)  Reliance on Reports.  Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

(f)  Titles and Headings.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(g)  Prohibition on Deferred Compensation.  It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code unless and to the extent that the Committee specifically determines otherwise, and this Plan and the terms and conditions of all Awards shall be interpreted accordingly.  The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Stock pursuant thereto, shall be set forth in the applicable Award agreement, and shall comply in all respects with Section 409A of the Code.  Notwithstanding any provision herein to the contrary, any Award issued under this Plan that constitutes a deferral of compensation under a “nonqualified deferred compensation plan” as defined under Section 409A(d)(1) of the Code and is not specifically designated as such by the Committee shall be modified or cancelled to comply with the requirements of Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Stock pursuant thereto.